                                                                       EXHIBIT 2

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                 Title       Date
----------------------    -------     --------------

/S/ Jay O. Light          Trustee     April 11, 2005
----------------------
Jay O. Light

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                 Title       Date
----------------------    -------     --------------

/S/ Donald W. Glazer      Trustee     April 11, 2005
----------------------
Donald W. Glazer

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                       Title       Date
----------------------------    -------     --------------

/S/ W. Nicholas Thorndike       Trustee     April 20, 2005
----------------------------
W. Nicholas Thorndike

                                POWER OF ATTORNEY

      I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                   Title                                 Date
-------------------------   -----------------------------------   --------------

/S/ Scott E. Eston          President; Chief Executive Officer;   April 14, 2005
-------------------------   Principal Executive Officer
Scott E. Eston

                                POWER OF ATTORNEY

      I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                    Title                            Date
--------------------------   -----------------------------    --------------

/S/ Susan Randall Harbert    Chief Financial Officer and      April 11, 2005
--------------------------   Treasurer; Principal Financial
Susan Randall Harbert        and Accounting Officer